UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 15, 2007

                        TRUMP ENTERTAINMENT RESORTS, INC.
                    TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP
                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
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           (Exact Name of Registrants as Specified in Their Charters)

                                    Delaware
                                    Delaware
                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-13794                                          13-3818402
        33-90786                                          13-3818407
       33-90786-01                                        13-3818405
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(Commission File Number)                       (IRS Employer Identification No.)

 1000 Boardwalk at Virginia Avenue
     Atlantic City, New Jersey                                          08401
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(Address of Principal Executive Offices)                             (Zip Code)

                                  609-449-6515
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

         As previously reported, on September 30, 2005, TER Keystone Development, LLC ("TKD"), a Delaware limited liability company and indirect wholly-owned subsidiary of Trump Entertainment Resorts, Inc. (the "Company"), entered into that certain options agreement with Hunting Fox Associates I, L.P. ("HFA"), a Pennsylvania limited partnership (the "Options Agreement"). Pursuant to the Options Agreement, TKD had the right to purchase or lease an 18 acre parcel of land located in Philadelphia, Pennsylvania (the "Property") in connection with the pursuit of one of two gaming licenses from the Gaming Control Board of the Commonwealth of Pennsylvania (the "Gaming Board"). Under the terms of the Options Agreement HFA granted TKD the right to either lease or purchase the Property on the terms and conditions set forth in the Options Agreement. TKD assigned all of its right, title and interest to the Options Agreement to Keystone Redevelopment Partners, LLC ("KRP").

         As previously reported, on December 20, 2006, the Gaming Board awarded the gaming licenses to two entities other than KRP. In accordance with the terms of the Options Agreement, on January 31, 2007, KPR and HFA entered into a Termination of Options Agreement, pursuant to which the parties agreed to terminate the Options Agreement, subject to the receipt by HFA of the $1,000,000 termination fee.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS

         On January 15, 2007, certain officers of the Company, were granted shares of common stock, par value $0.001 per share, of the Company, subject to certain restrictions (the "Restricted Stock"). The Restricted Stock was awarded by the Compensation Committee of the Company's Board of Directors pursuant to the terms of the Trump Entertainment Resorts, Inc. 2005 Incentive Award Plan. The restrictions on the Restricted Stock generally expire in three equal increments on each of January 15, 2008, 2009 and 2010. Robert M. Pickus, the Company's Executive Vice President, General Counsel and Secretary, received a grant of 16,976 shares of Restricted Stock.







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




        Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 1, 2007


                               TRUMP ENTERTAINMENT RESORTS, INC.



                               By:   /s/  Robert M. Pickus
                                    ---------------------------------------
                               Name:    Robert M. Pickus
                               Title:   Executive Vice President and Secretary



                               TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.



                               By:   /s/  Robert M. Pickus
                                    ---------------------------------------
                               Name:    Robert M. Pickus
                               Title:   Executive Vice President and Secretary


                               TRUMP ENTERTAINMENT RESORTS FUNDING, INC.



                               By:   /s/  Robert M. Pickus
                                    ---------------------------------------
                               Name:    Robert M. Pickus
                               Title:   Executive Vice President and Secretary






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